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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) April 11, 2005

                           National Quality Care, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0-19031                                            84-1215959
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(Commission File Number)                       (IRS Employer Identification No.)

   9033 Wilshire Blvd., Suite 501
      Beverly Hills, California                                  90211
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (310) 550-6242
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS

         On April 11, 2005, National Quality Care, Inc. (the "Company") issued a press release announcing it has received a Notice of Allowance from the U.S. Patent and Trademark Office for a patent application covering the design of a wearable artificial kidney.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of businesses acquired. Not applicable.

         (b)      Pro Forma Financial Information Not applicable.

         (c)      Exhibits.

         99.1 Press Release, dated April 11, 2005, announcing the receipt of a Notice of Allowance from the U.S. Patent and Trademark Office for a patent application covering the design of a wearable artificial kidney.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 11, 2005


                                       NATIONAL QUALITY CARE, INC.


                                       By: /s/ Victor Gura
                                           -------------------------------------
                                           Victor Gura, M.D.
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press Release, dated April 7, 2005, announcing the receipt of a Notice of Allowance from the U.S. Patent and Trademark
                  Office for a patent application covering the design of a wearable artificial kidney.